UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549





                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2003
                                                   -----------------


                           Ibis Technology Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)






      Massachusetts                   0-23150                  04-2987600
     --------------                   -------                  -----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)            Identification No.)



32 Cherry Hill Drive, Danvers, Massachusetts   01923
---------------------------------------------------
(Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (978) 777-4247
                                                     --------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1:  Press Release dated December 15, 2003

Item 9.  Regulation FD Disclosure

Ibis Technology Corporation today announced its revised outlook for the fourth quarter ending December 31, 2003 and provided some comments on its wafer and equipment business operations. The Company's press release dated December 15, 2003 announcing its outlook is attached hereto as Exhibit 99.1.

Ibis' website (www.ibis.com) contains a significant amount of information about Ibis, including financial and other information for investors. Ibis encourages investors to visit its web site from time to time, as information is updated and new information is posted.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IBIS TECHNOLOGY CORPORATION
                                            ---------------------------


Date:  December 15, 2003                /s/Debra L. Nelson
                                        -------------------------------------
                                        Debra L. Nelson, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                     Description
------                     ------------

99.1     Ibis Technology Announces Revised Fourth Quarter 2003 Outlook